Exhibit 4.2

Execution Copy

FLOATING RATE SENIOR NOTES DUE 2018

2.000% SENIOR NOTES DUE 2018

2.875% SENIOR NOTES DUE 2020

3.600% SENIOR NOTES DUE 2022

4.000% SENIOR NOTES DUE 2025

5.250% SENIOR NOTES DUE 2045

FIRST SUPPLEMENTAL INDENTURE

between

BAXALTA INCORPORATED,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

Dated as of June 23, 2015

i

EXHIBIT A-1	Form of Floating Rate Note

EXHIBIT A-2	Form of 2018 Note

EXHIBIT A-3	Form of 2020 Note

EXHIBIT A-4	Form of 2022 Note

EXHIBIT A-5	Form of 2025 Note

EXHIBIT A-6	Form of 2045 Note

EXHIBIT B	Form of Transfer Certificate for Exchange or Transfer from Rule 144A Global Note to Regulation S Global Note Prior to the Expiration of the Distribution Compliance Period

EXHIBIT C	Form of Transfer Certificate for the Transfer or Exchange from Rule 144A Global Note to Regulation S Global Note After the Expiration of the Distribution Compliance Period

EXHIBIT D	Form of Transfer Certificate for Exchange or Transfer from Regulation S Global Note to Rule 144A Global Note

ii

FIRST SUPPLEMENTAL INDENTURE, dated as of June 23, 2015 (the “Supplemental Indenture”), between Baxalta Incorporated, a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as Trustee, under the Indenture, dated as of June 23, 2015 (the “Indenture”), between the Company and the Trustee.

WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for, among other things, the issuance from time to time of the Company’s debt securities in one or more series as might be authorized under the Indenture;

WHEREAS, the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form and terms of any series of Securities (as defined in the Indenture) as provided by Sections 2.01 and 3.01 of the Indenture;

WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to issue the Securities provided for in this Supplemental Indenture;

WHEREAS, the Company desires to enter into this Supplemental Indenture to provide for the establishment of six series of Securities (as defined in the Indenture) to be known as the (i) Floating Rate Senior Notes due 2018 (the “Floating Rate Notes”), (ii) 2.000% Senior Notes due 2018 (the “2018 Notes”), (iii) 2.875% Senior Notes due 2020 (the “2020 Notes”), (iv) 3.600% Senior Notes due 2022 (the “2022 Notes”), (v) 4.000% Senior Notes due 2025 (the “2025 Notes”) and (vi) 5.250% Senior Notes due 2045 (the “2045 Notes,” collectively with the 2018 Notes, the 2020 Notes, the 2022 Notes and the 2025 Notes, the “Fixed Rate Notes,” and the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”), the form, substance, terms, provisions and conditions of which shall be set forth in the Indenture and this Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture and the Guarantee Agreement in order to satisfy all requirements necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms, (ii) the Securities provided for hereby, when executed and delivered by the Company and authenticated by the Trustee, the valid obligations of the Company and (iii) the Parent Guarantee the valid obligation of the Parent Guarantor.

NOW THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes:

ARTICLE I

Definitions

Section 1.01 Definition of Terms. Unless the context otherwise requires:

(a) a term defined in the Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;

(b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) a reference to a Section or Article is to a Section or Article of this Supplemental Indenture;

(e) headings are for convenience of reference only and do not affect interpretation; and

(f) the following terms have the meanings given to them in this Section 1.01(f):

“Additional Interest” means all additional interest, if any, then owing on the Notes pursuant to the Registration Rights Agreement.

“Clearstream” means Clearstream Banking, société anonyme, or any successor.

“Company” shall have the meaning set forth in the first paragraph hereof, and shall also include the Company’s successors and permitted assigns.

“Depositary” means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Distribution Compliance Period” means “distribution compliance period”, as such term is defined in Regulation S.

“Euroclear” means Euroclear Bank SA/NV, or any successor.

“Exchange Notes” means debt securities of the Company issued in the Exchange Offer and having terms identical in all material respects to the Initial Notes, except that the transfer restrictions under the Securities Act shall be eliminated and the Additional Interest provisions shall not apply to such securities.

“Exchange Offer” means an offer made by the Company pursuant to the Registration Rights Agreement to exchange the Initial Notes or additional Notes issued under Section 2.02(a), as applicable, for the related Exchange Notes.

“Global Notes” shall have the meaning set forth in Section 2.05(b).

“Guarantee Agreement” means the Guarantee Agreement dated June 23, 2015, of the Guarantor in favor of the Trustee with respect to the Notes and, if applicable, the Exchange Notes, as the same may be amended from time to time in accordance with the terms thereof.

“Guarantee Release Date” means the date upon which the Parent Guarantee is terminated and automatically released in accordance with the terms of the Guarantee Agreement.

“Guarantor” means Baxter International Inc., a Delaware corporation.

“Indenture” shall have the meaning set forth in the first paragraph hereof.

“Initial Notes” means (i) all Notes of each series issued on the first date that Notes were originally issued under this Supplemental Indenture and (ii) any Notes of such series issued in replacement therefor.

“Notes” shall have the meaning set forth in the recitals hereof.

“Parent Guarantee” means the Guarantor’s guarantee of the Company’s obligations under the Indenture and the Notes and, if applicable, the Exchange Notes, provided under the Guarantee Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement dated June 23, 2015, among the Company, the Guarantor and the Initial Purchasers (as defined in the Registration Rights Agreement) (the “Initial Purchasers”) with respect to the Initial Notes, and any registration rights agreement entered into in connection with the issuance of any additional Notes.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Security” means a Note sold in reliance on Regulation S under the Securities Act.

“Restricted Securities” means “restricted securities,” as such term is defined in Rule 144 under the Securities Act.

“Rule 144A Security” means a Note sold pursuant to Rule 144A under the Securities Act.

“U.S. Resale Restriction Termination Date” means, with respect to the Initial Notes and any additional Notes issued under Section 2.02(a), (x) the date which is one year (or such shorter period of time as permitted by Rule 144 under the Securities Act without the satisfaction of any conditions or other requirements) after the later of the date of original issue thereof, as the case may be, and the last date on which the Company or any of its affiliates were the owner thereof, as the case may be, (or any predecessor thereto) and (y) such later date, if any, as may be required by any subsequent change in applicable law.

ARTICLE II

The Notes

Section 2.01 Designation. The Company hereby establishes (a) a series of Securities designated the “Floating Rate Senior Notes due 2018,” (b) a series of Securities designated the “2.000% Senior Notes due 2018,” (c) a series of Securities designated the “2.875% Senior Notes due 2020,” (d) a series of Securities designated the “3.600% Senior Notes due 2022,” (e) a series of Securities designated the “4.000% Senior Notes due 2025” and (f) a series of Securities designated the “5.250% Senior Notes due 2045” for issuance under the Indenture.

Section 2.02 Principal Amount; Series Treatment.

(a) The Floating Rate Notes shall be initially limited to an aggregate principal amount of $375,000,000, the 2018 Notes shall be initially limited to an aggregate principal amount of $375,000,000, the 2020 Notes shall be initially limited to an aggregate principal amount of $1,000,000,000, the 2022 Notes shall be initially limited to an aggregate principal amount of $500,000,000, the 2025 Notes shall be initially limited to an aggregate principal amount of $1,750,000,000 and the 2045 Notes shall be initially limited to an aggregate principal amount of $1,000,000,000. The Company may, from time to time, without the consent of the Holders of any series of Notes, issue additional Notes of any series, so that such additional Notes and the outstanding Notes of such series will be consolidated together and form a single series of Securities under the Indenture as supplemented by this Supplemental Indenture. Any increase in the aggregate principal amount of any series of Notes shall be evidenced by an Officers’ Certificate to be delivered to the Trustee, without any further action by the Company.

(b) Any additional Notes issued under Section 2.02(a) shall have the same terms in all respects as the corresponding series of Notes, except that interest will accrue on the additional Notes from the most recent date to which interest has been paid on the Notes of such series (other than the additional Notes) or if no interest has been paid on the outstanding Notes of such series from the first date that the outstanding Notes were originally issued under the Indenture, as supplemented by this Supplemental Indenture; provided that, if the additional Notes are not fungible with the Initial Notes for U.S. Federal income tax purposes, the additional Notes shall have a separate CUSIP number.

(c) All references herein to the Notes of any series shall include the related Exchange Notes of such series.

(d) For all purposes of the Indenture and this Supplemental Indenture, all Floating Rate Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or related Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(e) For all purposes of the Indenture and this Supplemental Indenture, all 2018 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or related Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(f) For all purposes of the Indenture and this Supplemental Indenture, all 2020 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or related Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(g) For all purposes of the Indenture and this Supplemental Indenture, all 2022 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or related Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(h) For all purposes of the Indenture and this Supplemental Indenture, all 2025 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or related Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(i) For all purposes of the Indenture and this Supplemental Indenture, all 2045 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or related Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(j) The Notes shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.03 Maturity. The Floating Rate Notes will become due and payable on June 22, 2018, the 2018 Notes will become due and payable on June 22, 2018, the 2020 Notes will become due and payable on June 23, 2020, the 2022 Notes will become due and payable on June 23, 2022, the 2025 Notes will become due and payable on June 23, 2025 and the 2045 Notes will become due and payable on June 23, 2045.

Section 2.04 Interest. Interest on the Floating Rate Notes will accrue at a variable rate reset each interest period based on the three-month LIBOR plus 0.780%, interest on the 2018 Notes will accrue at a rate of 2.000% per annum, interest on the 2020 Notes will accrue at a rate of 2.875% per annum, interest on the 2022 Notes will accrue at a rate of 3.600% per annum, interest on the 2025 Notes will accrue at a rate of 4.000% per annum and interest on the 2045 Notes will accrue at a rate of 5.250% per annum, from June 23, 2015 until the principal thereof becomes due and payable or to the date of redemption or repurchase (if any) of the Notes. Such interest on the Floating Rate Notes shall be payable quarterly on March 22, June 22, September 22 and December 22 of each year, to the Holders of record of such Notes as of the close of business on the March 7, June 7, September 7 and December 7 preceding such interest payment dates, commencing, in the case of the Initial Notes or any additional Notes issued prior to such date, on September 22, 2015. Such interest on the 2018 Notes shall be payable semi-annually on June 22 and December 22 of each year and such interest on the Fixed Rate Notes other than the 2018 Notes shall be payable semi-annually on June 23 and December 23 of each year, in each case to the Holders of record of the Notes as of the close of business on the June 8 and December 8 preceding such interest payment dates, commencing, in the case of the Initial Notes or any additional Notes issued prior to such date, on December 22, 2015 for the 2018 Notes and on December 23, 2015 for the Fixed Rate Notes other than the 2018 Notes. Additional Interest may accrue on the Notes pursuant to a Registration Rights Agreement, and all references to “interest” in the Indenture and in such Notes shall include any such Additional Interest that may be payable.

Section 2.05 Form of Notes.

(a) The Notes shall contain the terms set forth in, and shall be substantially in the forms of, Exhibit A-1 with respect to the Floating Rate Notes, Exhibit A-2 with respect to the 2018 Notes, Exhibit A-3 with respect to the 2020 Notes, Exhibit A-4 with respect to the 2022 Notes, Exhibit A-5 with respect to the 2025 Notes and Exhibit A-6 with respect to the 2045 Notes, each as attached hereto. The terms and provisions contained in the forms of Notes set forth in Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 shall constitute, and are hereby expressly made, a part of the Indenture, as supplemented by this Supplemental Indenture.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the Authorized Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture, as supplemented by this Supplemental Indenture, or as may be required by the Depositary or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

(b) So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated herein, each series of the Notes shall be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary.

The Notes shall be issued initially in the form of one or more permanent Global Securities in registered form, substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5 and A-6, as applicable (the “Global Notes”), each registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with the Indenture and the applicable procedures of the Depositary. Except as provided in the Indenture, beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Global Note.

Any Global Note shall represent such of the Outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by the Holder of such Notes in accordance with the Indenture and this Supplemental Indenture. Payment of principal of and interest and premium, if any, on any Global Note shall be made to the Holder of such Note.

Section 2.06 Transfer Restrictions. The following provisions shall apply only to a Global Note:

(i) Each Global Note authenticated under this Supplemental Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Trustee if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, and each such Global Note shall constitute a single Note, for the applicable series, for all purposes of the Indenture and this Supplemental Indenture.

(ii) Notwithstanding any other provision in this Supplemental Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof except as provided in Section 3.05 of the Indenture. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

(iii) Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued pursuant to Section 3.05 of the Indenture.

(iv) At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled or exchanged for Notes (of an applicable series) in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, converted, canceled or exchanged for Notes (of an applicable series) in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or at the direction of the Trustee, to reflect such reduction.

Section 2.07 Transfers and Exchanges. Each series of the Notes shall be transferred and exchanged by the Holders thereof and the Trustee in accordance with the terms and conditions set forth in Section 3.05 of the Indenture and, in the case of Notes of any series that constitute Restricted Securities, in accordance with Section 2.08 of this Supplemental Indenture.

Section 2.08 Restricted Securities. Except as permitted by this Section 2.08, each Restricted Security (including Restricted Securities represented in whole or in part by Global Notes) shall bear a legend specified in Section 3.01(1) hereof, in the case of a Rule 144A Security, or Section 3.01(2), in the case of a Regulation S Security.

If any Notes are issued upon the transfer, exchange or replacement of Notes of the same series and in the same form not bearing the applicable legend referred to above, the Notes so issued shall not bear such legend. If any Notes are issued upon the transfer, exchange or replacement of Notes of the same series and in the same form bearing such legend or if a request is made to remove such legend from any Notes, the Notes so issued shall bear such legend or such legend shall not be removed, as the case may be, unless and until there is delivered to the Company such satisfactory evidence as may be reasonably required by the Company to evidence that any such Notes are not then subject to any transfer restrictions under the Securities Act. Upon provision of such satisfactory evidence to the Company, the Trustee, upon receipt of the written order of the Company, signed by an Authorized Officer, shall authenticate and deliver Notes of the same series and in the same form of like tenor and terms that does not bear such legend.

Beneficial interests in any Restricted Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Restricted Security in accordance with the transfer restrictions set forth in the legend therein containing transfer restrictions under the Securities Act; provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Security may not be made to a U.S. Person (as defined in Rule 902(k) promulgated under the Securities Act) or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Global Note that does not bear a legend containing transfer restrictions under the Securities Act may be transferred to persons who take delivery thereof in the form of a beneficial interest in a Global Note that does not bear a legend containing transfer restrictions under the Securities Act. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this paragraph.

Prior to the expiration of the Distribution Compliance Period, if an owner of a beneficial interest in a Rule 144A Security deposited with the Depositary wishes at any time to exchange all or a portion of its beneficial interest in such Rule 144A Security for a beneficial interest in the Regulation S Security, or to transfer all or a portion of its beneficial interest in such Rule 144A Security, to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Regulation S Security, such owner may, subject to the rules and procedures of the Depositary and to the requirements set forth below, exchange, cause the exchange, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Security.

Upon receipt by the Trustee, as Security Registrar, of (1) written instructions given in accordance with the Depositary’s procedures from an agent member or participant of a depositary directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Security in an amount equal to the beneficial interest in the Rule 144A Security to be exchanged or transferred, (2) a written order given in accordance with the Depositary’s procedures containing information regarding the Euroclear or Clearstream or other account to be credited with such increase and the name of such account and (3) a certificate substantially in the form of Exhibit B hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Security by the aggregate principal amount of the beneficial interest in such Rule 144A Security to be so exchanged or transferred and the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Security by the aggregate principal amount of the beneficial interest in such Rule 144A Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in such Regulation S Security equal to the reduction in the principal amount of such Rule 144A Security.

After the expiration of the Distribution Compliance Period, if an owner of a beneficial interest in the Rule 144A Security deposited with the Depositary wishes at any time to exchange all or a portion of its beneficial interest in such Rule 144A Security for a beneficial interest in the Regulation S Security, or to transfer all or a portion of its beneficial interest in such Rule 144A

Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Regulation S Security, such owner may, subject to the rules and procedures of the Depositary and to the requirements set forth below, exchange, cause the exchange, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Security.

Upon receipt by the Trustee, as Security Registrar, of (1) written instructions given in accordance with the Depositary’s procedures from an agent member or participant of a depositary directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Security in an amount equal to the beneficial interest in the Rule 144A Security to be exchanged or transferred, (2) a written order given in accordance with the Depositary’s procedures containing information regarding the Euroclear or Clearstream or other account to be credited with such increase and (3) a certificate substantially in the form of Exhibit C hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Security by the aggregate principal amount of the beneficial interest in such Rule 144A Security to be so exchanged or transferred and the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Security by the aggregate principal amount of the beneficial interest in such Rule 144A Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Regulation S Security equal to the reduction in the principal amount of such Rule 144A Security.

If an owner of a beneficial interest in the Regulation S Security deposited with the Depositary wishes at any time to exchange its interest for a beneficial interest in the Rule 144A Security, or to transfer its beneficial interest in such Regulation S Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Rule 144A Security, such owner may, subject to the rules and procedures of Euroclear or Clearstream or the Depositary, as the case may be, and to the requirements set forth in the following sentence, exchange, cause the exchange, transfer or cause the transfer of such interest for an equivalent beneficial interest in such Rule 144A Security.

Upon receipt by the Trustee, as Security Registrar, at its Offices in The City of New York of (1) written instructions from Euroclear or Clearstream or the Depositary, as the case may be, directing the Trustee, as Security Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Security in an amount equal to the beneficial interest in the Regulation S Security to be exchanged or transferred, such instructions to contain information regarding the agent member’s account with the Depositary to be credited with such increase, and (2) a certificate substantially in the form of Exhibit D hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Security by the aggregate principal amount of the beneficial interest in such Regulation S Security to be so exchanged or transferred and the Trustee as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Rule 144A Security by the aggregate principal amount of the beneficial interest in such Regulation S Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Rule 144A Security equal to the reduction in the principal amount of such Regulation S Security.

Upon the occurrence of an Exchange Offer in accordance with a Registration Rights Agreement, the Company shall issue and, upon receipt of a written order of the Company, signed by an Authorized Officer, the Trustee shall authenticate, one or more Global Notes of the applicable series not bearing a legend containing transfer restrictions under the Securities Act in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes of such series that are Restricted Securities tendered for acceptance in accordance with the Exchange Offer and accepted for exchange in the Exchange Offer pursuant to the terms of a Registration Rights Agreement. Concurrently with the issuance of such Global Notes, the Security Registrar shall cause the aggregate principal amount of the applicable Restricted Security (including Restricted Securities represented in whole or in part by Global Notes) to be reduced accordingly.

After the transfer of any Notes of a series bearing a legend containing transfer restrictions under the Securities Act during the effectiveness of, and pursuant to, a shelf registration statement with respect to such Notes, all requirements pertaining to such legend shall cease to apply (but, for the avoidance of doubt, the requirements that any such Notes be issued in global form shall continue to apply).

ARTICLE III

Transfer Restriction Legends

Section 3.01 Legends.

(1) Each Global Note representing Notes of a series sold in reliance upon Rule 144A under the Securities Act, and any Notes of such series issued in exchange therefor, unless and until (x) such Security is exchanged for a related Exchange Note or sold in connection with an effective shelf registration statement pursuant to the Registration Rights Agreement or (y) until the applicable U.S. Resale Restriction Termination Date, shall bear the following legend on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE JURISDICTION. BY ITS ACCEPTANCE HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QUALIFIED INSTITUTIONAL BUYER”) (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER

THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, PRIOR TO THE DATE WHICH IS THE LATER OF (X) ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT WITHOUT THE SATISFACTION OF ANY CONDITIONS OR OTHER REQUIREMENTS) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH BAXALTA INCORPORATED (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH INTEREST OR PARTICIPATION AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME OR BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION BE AT ALL TIMES WITHIN ITS CONTROL, AND TO COMPLIANCE WITH THE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION AND WITH THE PROCEDURES SPECIFIED IN THE INDENTURE. THIS LEGEND MAY ONLY BE REMOVED AT THE INSTRUCTION OF THE COMPANY TO THE TRUSTEE.

(2) Each Global Note representing Notes of a series sold in reliance upon Regulation S, and any Notes of such series issued in exchange therefor during the Distribution Compliance Period, unless and until such Security is exchanged for a related Exchange Note or sold in connection with an effective shelf registration statement pursuant to the Registration Rights Agreement, shall bear the following legend on the face thereof:

PRIOR TO THE EXPIRATION OF THE 40-DAY ‘DISTRIBUTION COMPLIANCE PERIOD’ (AS DEFINED IN REGULATION S), THIS SECURITY MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON WITHIN THE MEANING OF REGULATION S, EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE OR OTHERWISE IN ACCORDANCE WITH REGULATION S. THIS LEGEND MAY ONLY BE REMOVED AT THE INSTRUCTION OF THE COMPANY TO THE TRUSTEE.

ARTICLE IV

Redemption Of The Notes

Section 4.01 Optional Redemption by Company. Each series of Fixed Rate Notes may be redeemed at the option of the Company on the terms and conditions set forth, as applicable, in the forms of Note set forth as Exhibits A-2, A-3, A-4, A-5 and A-6.

ARTICLE V

Change of Control

Section 5.01 Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event (as defined in the forms of Note set forth as Exhibits A-1, A-2, A-3, A-4, A-5 and A-6), and unless the Company has exercised its option to redeem a series of the Notes pursuant to Section 4.01, the Company shall be required to make an offer to each holder of such series of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms and conditions set forth, as applicable, in the forms of Note set forth as Exhibits A-1, A-2, A-3, A-4, A-5 and A-6.

ARTICLE VI

Parent Guarantee and Related Provisions

Section 6.01 Parent Guarantee. The obligations of the Company under the Indenture and the Notes of each series initially will be fully and unconditionally guaranteed on a senior unsecured, unsubordinated basis by the Guarantor, pursuant to the Parent Guarantee and on the terms provided in the Guarantee Agreement. The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Notes and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement. The Company and each Holder, by its acceptance of any Note, consents and agrees to the terms of the Guarantee Agreement (including, without limitation, the provisions thereof providing for automatic termination and release) as the same may be in effect or as may be amended from time to time in accordance with their terms and authorizes and directs the Trustee, to enter into and perform its obligations and exercise its rights in accordance therewith, to bind the Holders on the terms set forth therein.

Section 6.02 Amendment to Section 6.01 of the Indenture. For the sole benefit of the Holders of the Notes, Section 6.01 of the Indenture shall be amended by adding the following subsection (H) as an Event of Default for as long as the related Parent Guarantee remains in effect:

(H) except as permitted by the Guarantee Agreement, the Parent Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or the Guarantor, or any Person acting on its behalf, shall deny or disaffirm in writing its obligation under the Parent Guarantee relating to such series.

Section 6.03 Amendment to Section 11.02 of the Indenture. With respect to the Holders of the Notes, Section 11.02 of the Indenture shall be amended by adding the following paragraph after clause (4) for as long as the related Parent Guarantee remains in effect:

The Guarantor and the Trustee may amend the Guarantee Agreement at any time for any purpose without the consent of any Holder of Securities of any series; provided, however, that if such amendment adversely affects the rights of the Holders of any series of Securities in any material respect, the prior written consent of each Holder of each affected series of Securities shall be required, in accordance with the Guarantee Agreement.

Section 6.04 Amendment to Section 5.04(B) of the Indenture. For the sole benefit of the Holders of the Notes, Section 5.04(B) of the Indenture shall be amended by replacing it with the following subsection (B) for as long as the related Parent Guarantee remains in effect and, after the Guarantee Release Date, such Section 5.04(B) of the Indenture shall be restored to its form prior to such amendment:

(B) any Security Interest to secure indebtedness of a Restricted Subsidiary to the Company or a Restricted Subsidiary (or, if prior to the Guarantee Release Date, to the Guarantor or any subsidiary of the Guarantor of which the Guarantor owns voting securities entitling it to elect the majority of the directors of such subsidiary);

Section 6.05 Termination or Release of Parent Guarantee. If the Parent Guarantee has terminated or has been released (including, without limitation, pursuant to the provisions of the Guarantee Agreement providing for automatic termination and release), the Company shall deliver to the Trustee an Officers’ Certificate stating the basis for termination or release in reasonable detail, and that such termination or release complies with the Indenture. At the request of the Company, and upon delivery to the Trustee of an Officers’ Certificate and an Opinion of Counsel each stating that all covenants and conditions provided for in the Indenture and the Guarantee Agreement to the termination or release of such Parent Guarantee have been complied with and that execution by the Trustee of an appropriate instrument evidencing the termination or release of the Guarantor from its Parent Guarantee complies with the Indenture and the Guarantee Agreement, the Trustee shall execute and deliver an appropriate instrument evidencing the termination or release of the Guarantor from its Parent Guarantee (it being understood that the failure to obtain any such instrument shall not impair the effectiveness of the Guarantee Release Date or any automatic termination and release pursuant to the terms of the Guarantee Agreement).

ARTICLE VII

Execution Of The Notes

Section 7.01 Execution; Certificates. The Notes and any Officers’ Certificate to be delivered under the Indenture in connection with the authentication and delivery of the Notes shall be executed and delivered as set forth in the Indenture.

ARTICLE VIII

Miscellaneous

Section 8.01 Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 8.02 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to and shall not be responsible for the validity or sufficiency of this Supplemental Indenture, the Notes, the Guarantee Agreement or the Parent Guarantee. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 8.03 Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

Section 8.04 Separability. In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 8.05 Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

BAXALTA INCORPORATED

By:	/s/ Todd S. Young
Name:	Todd S. Young
Title:	Corporate Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Lawrence M. Kusch
Name:	Lawrence M. Kusch
Title:	Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A-1

[FACE OF NOTE]

[Insert appropriate legend pursuant to Article 3 of the Supplemental Indenture]

[Each Global Note shall bear the following legend:]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

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CUSIP No.

ISIN

BAXALTA INCORPORATED

Floating Rate Senior Notes due 2018

No. R-	$

Baxalta Incorporated, a Delaware corporation (the “Company”), for value received, hereby promises to pay to             or registered assigns, at the office or agency of the Company, the principal sum of             DOLLARS ($            ) on June 22, 2018, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest from and including June 23, 2015 or the most recent Interest Payment Date (as defined below) as to which interest has been paid, quarterly on March 22, June 22, September 22 and December 22 of each year (each, an “Interest Payment Date”), commencing on September 22, 2015, on said principal sum at said office or agency, in like coin or currency, at the rate per annum determined in accordance with the provisions set forth on the reverse hereof, until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after the 7th day of March, June, September or December, as the case may be, and before the following March 22, June 22, September 22 or December 22, as the case may be, this Note shall bear interest from such March 22, June 22, September 22 or December 22; provided, that, if the Company shall default in the payment of interest due on such March 22, June 22, September 22 or December 22, then this Note shall bear interest from the next preceding March 22, June 22, September 22 or December 22, to which interest has been paid or, if no interest has been paid on these Notes, from June 23, 2015. The interest so payable on any March 22, June 22, September 22 or December 22, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the March 7, June 7, September 7 or December 7, as the case may be, preceding such March 22, June 22, September 22 or December 22.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

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IN WITNESS WHEREOF, Baxalta Incorporated has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXALTA INCORPORATED

By:
Name:
Title:

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(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory
Dated:

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REVERSE OF NOTE

BAXALTA INCORPORATED

Floating Rate Senior Notes due 2018

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture, dated as of June 23, 2015 (both together herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the Floating Rate Senior Notes due 2018 (the “Notes”), initially limited in aggregate principal amount of $375,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any interest payment date or maturity date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the interest payment date or maturity date, as the case may be, to the next succeeding Business Day; provided, however, that with respect to an interest payment date, if such next succeeding Business Day does not occur in the calendar month of the relevant interest payment date, payment will be made on the Business Day immediately preceding the applicable interest payment date. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note shall bear interest at a per annum rate equal to the three-month LIBOR rate (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the Calculation Agent (as defined below) plus 0.780%. Interest shall be calculated based on the actual number of days in each quarterly Interest Period (as defined below) and a 360-day year.

The rate of interest on this Note will be 1.06130% for the Initial Interest Period and will be reset on the first day of each Interest Period other than the Initial Interest Period (as defined below) (the date on which each such reset occurs, an “Interest Reset Date”). An “Interest Period” for the Notes means the period commencing on an Interest Payment Date (or, in the case of the Initial Interest Period, commencing on June 23, 2015) and ending on the day immediately preceding the next following Interest Payment Date. The “Initial Interest Period” will be June

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23, 2015 through September 21, 2015. The “Interest Determination Date” for an Interest Period will be the second London Banking Day preceding the first day of such Interest Period.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(1) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (2) below.

(2) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (1) above, the Company will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Company for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided, however, that if the banks selected by the Company are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date.

“London Banking Day” means any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London inter-bank market.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

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The “Calculation Agent” shall be the agent appointed by the Company to calculate the interest rate on the Notes and will initially be the Trustee. The Calculation Agent shall calculate the interest rate in accordance with the foregoing. On or before each Calculation Date (as defined below), the Calculation Agent will determine the interest rate and notify the paying agent. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and the Holders of the Notes. The “Calculation Date” pertaining to any Interest Determination Date on a Note will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date.

The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

If a Change of Control Triggering Event (as defined below) occurs, the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a written notice shall be sent to holders of the Notes and the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under

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its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction following the Distribution (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries; or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Distribution” means the distribution by the Guarantor to its shareholders of more than 80% of the outstanding shares of the Company’s common stock.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

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“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such

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series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee.

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any predecessor or successor, either directly or through the Company, or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

A-1-10

The obligation of the Company under the Indenture and the Notes initially will be fully and unconditionally guaranteed on a senior unsecured, unsubordinated basis by the Guarantor, pursuant to the Parent Guarantee and on the terms provided in the Guarantee Agreement. The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Notes and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

A-1-11

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee of the within Note:

and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-1-12

Schedule I

[Include as Schedule I only for a Global Note]

BAXALTA INCORPORATED

Floating Rate Senior Notes due 2018

No.

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-1-13

EXHIBIT A-2

[FACE OF NOTE]

[Insert appropriate legend pursuant to Article 3 of the Supplemental Indenture]

[Each Global Note shall bear the following legend:]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

A-2-1

CUSIP No.

ISIN

BAXALTA INCORPORATED

2.000% Senior Notes due 2018

No. R-	$

Baxalta Incorporated, a Delaware corporation (the “Company”), for value received, hereby promises to pay to                      or registered assigns, at the office or agency of the Company, the principal sum of              DOLLARS ($        ) on June 22, 2018, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 22 and December 22 of each year, commencing on December 22, 2015, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 22 and December 22, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from June 23, 2015 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after the 8th day of June or December, as the case may be, and before the following June 22 or December 22, as the case may be, this Note shall bear interest from such June 22 or December 22; provided, that, if the Company shall default in the payment of interest due on such June 22 or December 22, then this Note shall bear interest from the next preceding June 22 or December 22, to which interest has been paid or, if no interest has been paid on these Notes, from June 23, 2015. The interest so payable on any June 22 or December 22, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the June 8 or December 8, as the case may be, preceding such June 22 or December 22. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-2-2

IN WITNESS WHEREOF, Baxalta Incorporated has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXALTA INCORPORATED

By:
Name:
Title:

A-2-3

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Dated:

A-2-4

REVERSE OF NOTE

BAXALTA INCORPORATED

2.000% Senior Notes due 2018

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture, dated as of June 23, 2015 (both together herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 2.000% Senior Notes due 2018 (the “Notes”), initially limited in aggregate principal amount of $375,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any interest payment date, maturity date or redemption date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the interest payment date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole at any time or in part from time to time, at the option of the Company, at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the redemption date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the principal amount of the Notes to be redeemed (not including any portion of the payment of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

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“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and UBS Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 30 nor more than 60 days prior notice before the redemption date to the Holders. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, and the Notes are Global Notes, they will be selected for redemption in accordance with applicable Depositary procedures. If the Notes are not Global Notes, the Notes will be redeemed by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control

A-2-6

Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a written notice shall be sent to holders of the Notes and the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction following the Distribution (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which

A-2-7

the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries; or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Distribution” means the distribution by the Guarantor to its shareholders of more than 80% of the outstanding shares of the Company’s common stock.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of

A-2-8

Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee.

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal

A-2-9

amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any predecessor or successor, either directly or through the Company, or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

The obligation of the Company under the Indenture and the Notes initially will be fully and unconditionally guaranteed on a senior unsecured, unsubordinated basis by the Guarantor, pursuant to the Parent Guarantee and on the terms provided in the Guarantee Agreement. The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Notes and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

A-2-10

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee of the within Note

and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-2-11

Schedule I

[Include as Schedule I only for a Global Note]

BAXALTA INCORPORATED

2.000% Senior Notes due 2018

No.

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-2-12

EXHIBIT A-3

[FACE OF NOTE]

[Insert appropriate legend pursuant to Article 3 of the Supplemental Indenture]

[Each Global Note shall bear the following legend:]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

A-3-1

CUSIP No.

ISIN

BAXALTA INCORPORATED

2.875% Senior Notes due 2020

No. R-	$

Baxalta Incorporated, a Delaware corporation (the “Company”), for value received, hereby promises to pay to                      or registered assigns, at the office or agency of the Company, the principal sum of              DOLLARS ($        ) on June 23, 2020, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 23 and December 23 of each year, commencing on December 23, 2015, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 23 and December 23, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from June 23, 2015 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after the 8th day of June or December, as the case may be, and before the following June 23 or December 23, as the case may be, this Note shall bear interest from such June 23 or December 23; provided, that, if the Company shall default in the payment of interest due on such June 23 or December 23, then this Note shall bear interest from the next preceding June 23 or December 23, to which interest has been paid or, if no interest has been paid on these Notes, from June 23, 2015. The interest so payable on any June 23 or December 23, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the June 8 or December 8, as the case may be, preceding such June 23 or December 23. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

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IN WITNESS WHEREOF, Baxalta Incorporated has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXALTA INCORPORATED

By:
Name:
Title:

A-3-3

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Dated:

A-3-4

REVERSE OF NOTE

BAXALTA INCORPORATED

2.875% Senior Notes due 2020

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture, dated as of June 23, 2015 (both together herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 2.875% Senior Notes due 2020 (the “Notes”), initially limited in aggregate principal amount of $1,000,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any interest payment date, maturity date or redemption date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the interest payment date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole or in part, at any time prior to the date that is one month prior to its maturity date, at the option of the Company, at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the redemption date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the principal amount of the Notes to be redeemed (not including any portion of the payment of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price

A-3-5

for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and UBS Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the date that is one month prior to its maturity date, this Note is redeemable in whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount plus accrued and unpaid interest thereon to the redemption date.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 30 nor more than 60 days prior notice before the redemption date to the Holders. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, and the Notes are Global Notes, they will be selected for redemption in accordance with applicable Depositary procedures. If the Notes are not Global Notes, the Notes will be redeemed by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

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If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a written notice shall be sent to holders of the Notes and the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

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For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction following the Distribution (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries; or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Distribution” means the distribution by the Guarantor to its shareholders of more than 80% of the outstanding shares of the Company’s common stock.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the

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Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

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The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee.

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any predecessor or successor, either directly or through the Company, or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

The obligation of the Company under the Indenture and the Notes initially will be fully and unconditionally guaranteed on a senior unsecured, unsubordinated basis by the Guarantor, pursuant to the Parent Guarantee and on the terms provided in the Guarantee Agreement. The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Notes and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

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[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee of the within Note

and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

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Schedule I

[Include as Schedule I only for a Global Note]

BAXALTA INCORPORATED

2.875% Senior Notes due 2020

No.

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

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EXHIBIT A-4

[FACE OF NOTE]

[Insert appropriate legend pursuant to Article 3 of the Supplemental Indenture]

[Each Global Note shall bear the following legend:]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

A-4-1

CUSIP No.

ISIN

BAXALTA INCORPORATED

3.600% Senior Notes due 2022

No. R-	$

Baxalta Incorporated, a Delaware corporation (the “Company”), for value received, hereby promises to pay to                      or registered assigns, at the office or agency of the Company, the principal sum of                      DOLLARS ($        ) on June 23, 2022, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 23 and December 23 of each year, commencing on December 23, 2015, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 23 and December 23, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from June 23, 2015 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after the 8th day of June or December, as the case may be, and before the following June 23 or December 23, as the case may be, this Note shall bear interest from such June 23 or December 23; provided, that, if the Company shall default in the payment of interest due on such June 23 or December 23, then this Note shall bear interest from the next preceding June 23 or December 23, to which interest has been paid or, if no interest has been paid on these Notes, from June 23, 2015. The interest so payable on any June 23 or December 23, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the June 8 or December 8, as the case may be, preceding such June 23 or December 23. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

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IN WITNESS WHEREOF, Baxalta Incorporated has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXALTA INCORPORATED

By:
Name:
Title:

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(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Signatory

Dated:

A-4-4

REVERSE OF NOTE

BAXALTA INCORPORATED

3.600% Senior Notes due 2022

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture, dated as of June 23, 2015 (both together herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 3.600% Senior Notes due 2022 (the “Notes”), initially limited in aggregate principal amount of $500,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any interest payment date, maturity date or redemption date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the interest payment date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole or in part, at any time prior to the date that is two months prior to its maturity date, at the option of the Company, at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the redemption date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the principal amount of the Notes to be redeemed (not including any portion of the payment of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price

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for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and UBS Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the date that is two months prior to its maturity date, this Note is redeemable in whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount plus accrued and unpaid interest thereon to the redemption date.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 30 nor more than 60 days prior notice before the redemption date to the Holders. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, and the Notes are Global Notes, they will be selected for redemption in accordance with applicable Depositary procedures. If the Notes are not Global Notes, the Notes will be redeemed by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

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If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a written notice shall be sent to holders of the Notes and the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

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For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction following the Distribution (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries; or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Distribution” means the distribution by the Guarantor to its shareholders of more than 80% of the outstanding shares of the Company’s common stock.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the

A-4-8

Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

A-4-9

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee.

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any predecessor or successor, either directly or through the Company, or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

The obligation of the Company under the Indenture and the Notes initially will be fully and unconditionally guaranteed on a senior unsecured, unsubordinated basis by the Guarantor, pursuant to the Parent Guarantee and on the terms provided in the Guarantee Agreement. The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Notes and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

A-4-10

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee of the within Note

and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-4-11

Schedule I

[Include as Schedule I only for a Global Note]

BAXALTA INCORPORATED

3.600% Senior Notes due 2022

No.

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-4-12

EXHIBIT A-5

[FACE OF NOTE]

[Insert appropriate legend pursuant to Article 3 of the Supplemental Indenture]

[Each Global Note shall bear the following legend:]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

A-5-1

CUSIP No.

ISIN

BAXALTA INCORPORATED

4.000% Senior Notes due 2025

No. R-	$

Baxalta Incorporated, a Delaware corporation (the “Company”), for value received, hereby promises to pay to                      or registered assigns, at the office or agency of the Company, the principal sum of              DOLLARS ($        ) on June 23, 2025, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 23 and December 23 of each year, commencing on December 23, 2015, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 23 and December 23, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from June 23, 2015 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after the 8th day of June or December, as the case may be, and before the following June 23 or December 23, as the case may be, this Note shall bear interest from such June 23 or December 23; provided, that, if the Company shall default in the payment of interest due on such June 23 or December 23, then this Note shall bear interest from the next preceding June 23 or December 23, to which interest has been paid or, if no interest has been paid on these Notes, from June 23, 2015. The interest so payable on any June 23 or December 23, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the June 8 or December 8, as the case may be, preceding such June 23 or December 23. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-5-2

IN WITNESS WHEREOF, Baxalta Incorporated has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXALTA INCORPORATED

By:
Name:
Title:

A-5-3

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Dated:

A-5-4

REVERSE OF NOTE

BAXALTA INCORPORATED

4.000% Senior Notes due 2025

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture, dated as of June 23, 2015 (both together herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 4.000% Senior Notes due 2025 (the “Notes”), initially limited in aggregate principal amount of $1,750,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any interest payment date, maturity date or redemption date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the interest payment date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole or in part, at any time prior to the date that is three months prior to its maturity date, at the option of the Company, at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the redemption date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the principal amount of the Notes to be redeemed (not including any portion of the payment of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price

A-5-5

for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and UBS Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the date that is three months prior to its maturity date, this Note is redeemable in whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount plus accrued and unpaid interest thereon to the redemption date.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 30 nor more than 60 days prior notice before the redemption date to the Holders. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, and the Notes are Global Notes, they will be selected for redemption in accordance with applicable Depositary procedures. If the Notes are not Global Notes, the Notes will be redeemed by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

A-5-6

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a written notice shall be sent to holders of the Notes and the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

A-5-7

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction following the Distribution (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries; or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Distribution” means the distribution by the Guarantor to its shareholders of more than 80% of the outstanding shares of the Company’s common stock.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the

A-5-8

Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

A-5-9

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee.

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any predecessor or successor, either directly or through the Company, or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

The obligation of the Company under the Indenture and the Notes initially will be fully and unconditionally guaranteed on a senior unsecured, unsubordinated basis by the Guarantor, pursuant to the Parent Guarantee and on the terms provided in the Guarantee Agreement. The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Notes and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

A-5-10

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee of the within Note

and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-5-11

Schedule I

[Include as Schedule I only for a Global Note]

BAXALTA INCORPORATED

4.000% Senior Notes due 2025

No.

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-5-12

EXHIBIT A-6

[FACE OF NOTE]

[Insert appropriate legend pursuant to Article 3 of the Supplemental Indenture]

[Each Global Note shall bear the following legend:]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

A-6-1

CUSIP No.

ISIN

BAXALTA INCORPORATED

5.250% Senior Notes due 2045

No. R-	$

Baxalta Incorporated, a Delaware corporation (the “Company”), for value received, hereby promises to pay to                      or registered assigns, at the office or agency of the Company, the principal sum of              DOLLARS ($        ) on June 23, 2045, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 23 and December 23 of each year, commencing on December 23, 2015, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 23 and December 23, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from June 23, 2015 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after the 8th day of June or December, as the case may be, and before the following June 23 or December 23, as the case may be, this Note shall bear interest from such June 23 or December 23; provided, that, if the Company shall default in the payment of interest due on such June 23 or December 23, then this Note shall bear interest from the next preceding June 23 or December 23, to which interest has been paid or, if no interest has been paid on these Notes, from June 23, 2015. The interest so payable on any June 23 or December 23, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the June 8 or December 8, as the case may be, preceding such June 23 or December 23. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-6-2

IN WITNESS WHEREOF, Baxalta Incorporated has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXALTA INCORPORATED

By:
Name:
Title:

A-6-3

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Dated:

A-6-4

REVERSE OF NOTE

BAXALTA INCORPORATED

5.250% Senior Notes due 2045

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture, dated as of June 23, 2015 (both together herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 5.250% Senior Notes due 2045 (the “Notes”), initially limited in aggregate principal amount of $1,000,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any interest payment date, maturity date or redemption date of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the interest payment date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole or in part, at any time prior to the date that is six months prior to its maturity date, at the option of the Company, at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the redemption date, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the principal amount of the Notes to be redeemed (not including any portion of the payment of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus accrued and unpaid interest thereon to the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price

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for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and UBS Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the date that is six months prior to its maturity date, this Note is redeemable in whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount plus accrued and unpaid interest thereon to the redemption date.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 30 nor more than 60 days prior notice before the redemption date to the Holders. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, and the Notes are Global Notes, they will be selected for redemption in accordance with applicable Depositary procedures. If the Notes are not Global Notes, the Notes will be redeemed by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

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If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a written notice shall be sent to holders of the Notes and the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

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For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction following the Distribution (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries; or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Distribution” means the distribution by the Guarantor to its shareholders of more than 80% of the outstanding shares of the Company’s common stock.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the

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Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

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The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee.

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company, or of any predecessor or successor, either directly or through the Company, or any predecessor or successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

The obligation of the Company under the Indenture and the Notes initially will be fully and unconditionally guaranteed on a senior unsecured, unsubordinated basis by the Guarantor, pursuant to the Parent Guarantee and on the terms provided in the Guarantee Agreement. The Parent Guarantee shall continue in full force and effect for the benefit of the Holders of the Notes and the Trustee until such Parent Guarantee is terminated and released in accordance with the terms of the Guarantee Agreement.

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[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee of the within Note

and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

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Schedule I

[Include as Schedule I only for a Global Note]

BAXALTA INCORPORATED

5.250% Senior Notes due 2045

No.

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

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EXHIBIT B

FORM OF TRANSFER CERTIFICATE

FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL NOTE

TO REGULATION S GLOBAL NOTE

PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD

BNY Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: DWACs

Email: exhibitrequests@bnymellon.com

Re: Baxalta Incorporated

$          Senior Notes due 20     (the “Notes”)

Reference is hereby made to the Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture thereto dated June 23, 2015 (the “Indenture”), between Baxalta Incorporated (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture or Regulation S under the Securities Act.

This Certificate relates to $         aggregate principal amount of Notes represented by a beneficial interest in the Rule 144A Security (CUSIP No. XXX) held with the Depositary by or on behalf of [TRANSFEROR] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Regulation S Security (CUSIP No. XXX) to be held by [[Euroclear] [Clearstream] (ISIN Code XXX) (Common Code [    ]) through] the Depositary.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in such Notes and pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(1) the Transferor is not a distributor of such Notes, the Company, or an Affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

(2) the offer of such Notes was not made to a person;

(3) either: (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or (B) the transaction was executed in, on or through the facilities or a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

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(4) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(5) if the Transferor is a dealer in securities or has received a selling concession, fee or other remuneration in respect of such Notes covered by this Certificate, then the requirements of Rule 904(c)(1) of Regulation S have been satisfied; and

(6) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers of such Notes being exchanged or transferred.

[TRANSFEROR]

By:
Name:
Title:

Dated:

B-2

EXHIBIT C

FORM OF TRANSFER CERTIFICATE FOR THE TRANSFER OR EXCHANGE FROM

RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE AFTER THE

EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD

BNY Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: DWACs

Email: exhibitrequests@bnymellon.com

Re: Baxalta Incorporated

$          Senior Notes due 20     (the “Notes”)

Reference is hereby made to the Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture thereto dated June 23, 2015 (the “Indenture”), between Baxalta Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture or Regulation S under the Securities Act.

This Certificate relates to $         aggregate principal amount of Notes represented by a beneficial interest in the Rule 144A Security (CUSIP No. XXX) held with DTC by or on behalf of [TRANSFEROR] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Regulation S Security (CUSIP No. XXX) to be held by [[Euroclear] [Clearstream] (ISIN Code XXX) (Common Code [    ]) through] the Depositary.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in such Notes and that, with respect to transfers made in reliance on Regulation S under the Securities Act, pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(i) (A) the offer of such Notes was not made to a U.S. person; (B) either (1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or (2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States; (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

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(ii) with respect to transfers made in reliance on Rule 144A under the Securities Act, such Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers of such Notes being exchanged or transferred.

[TRANSFEROR]

By:
Name:
Title:

Dated:

C-2

EXHIBIT D

FORM OF TRANSFER CERTIFICATE

FOR EXCHANGE OR TRANSFER FROM REGULATION S GLOBAL NOTE

TO RULE 144A GLOBAL NOTE

BNY Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: DWACs

Email: exhibitrequests@bnymellon.com

Re: Baxalta Incorporated

$         Senior Notes due 20     (the “Notes”)

Reference is hereby made to the Indenture, dated as of June 23, 2015, as supplemented by the First Supplemental Indenture thereto dated June 23, 2015 (the “Indenture”), between Baxalta Incorporated (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture or Rule 144A under the Securities Act.

This Certificate relates to $         aggregate principal amount of Notes represented by a beneficial interest in the Regulation S Security (CUSIP No. XXX) (ISIN Code XXX) (Common Code [    ]) through DTC by or on behalf of [TRANSFEROR] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer or its interest in the Notes for an interest in the Rule 144A Security (CUSIP No. XXX).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such transfer is being effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Rule 144A under the Securities Act, to a transferee that the Transferor reasonably believes is acquiring such Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, in each case in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of the any state of the United States or any other jurisdiction.

This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers of such Notes being transferred.

[TRANSFEROR]

By:
Name:
Title:

Dated:

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